UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 9, 2007

                             ARTHROCARE CORPORATION
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                     0-027422                 94-3180312
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                   Identification Number)

                 7500 Rialto Boulevard, Building Two, Suite 100
                               Austin, Texas 78735
                               -------------------
          (Address of principal executive offices, including zip code)

                                 (512) 391-3900
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              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry into a Material Definitive Agreement.

         On January 9, 2007, ArthroCare Corporation, a Delaware corporation ("ArthroCare"), ArthroCare Caymans, a corporation organized under the laws of the Cayman Islands and a wholly-owned subsidiary of ArthroCare ("ArthroCare Caymans") and MarcTec LLC an Illinois limited liability company (formerly known as Bonutti IP LLC, an Illinois limited liability company) ("MarcTec") entered into a Settlement and License Agreement, effective January 3, 2007.

      Pursuant to the Settlement and License Agreement, MarcTec and ArthroCare have settled the legal disputes between MarcTec and ArthroCare arising out of a legal action filed by MarcTec on December 15, 2005 in the United States District Court, Southern District of Illinois (the "MarcTec Litigation"). As part of the Settlement and License Agreement, MarcTec has granted ArthroCare a non-exclusive, non-transferable, worldwide, irrevocable, perpetual license to make, have made, use import, export, market, sell, have sold, offer for sale, distribute and otherwise exploit certain products which include the MarcTec patents subject to the MarcTec Litigation (the "MarcTec Patents") in the orthopedic field. In addition, ArthroCare will make a $2.75 million payment to MarcTec on or before January 13, 2007, which will be reflected in ArthroCare's 2006 financial statements, and future royalty payments related to the licensing of the MarcTec Patents.






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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ARTHROCARE CORPORATION


Date:    Jan. 12, 2007                  By: /s/ Michael A. Baker
                                           -----------------------------------
                                        Michael A. Baker
                                        President and Chief Executive Officer








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